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                   SECURITIES AND EXCHANGE COMMISSION

                          Washington D.C. 20549

                                FORM 8-K/A

                            (Amendment No. 1)

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                   Securities and Exchange Act of 1934


                      ----------------------------


                    Date of Report (Date of earliest
                     event reported) August 29, 1994



                             WLR Foods, Inc.
         (Exact name of registrant as specified in its charter)


          Virginia            0-17060                54-1295923
         (State of      (Commission File Number)   IRS Employer
        incorporation)                           Identification No.)

         P.O. Box 7000                                   22815
        Broadway, Virginia                           (Zip Code)
 (Address of principal executive offices)



                             (703) 896-7001
                     (Registrant's telephone number,
                          including area code)

                       Exhibit Index is on Page 4
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Item 7         Exhibits

          Item 7 is hereby amended to substitute the following, in place of the Registrant's press release dated July 28, 1994, which was previously filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K on September 13, 1994:

               Exhibit 99.1    Press release dated August 30, 1994.
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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WLR Foods, Inc.

                                    By: /s/______________________
                                    Delbert L. Seitz
                                    Chief Financial Officer
                                    Secretary and Treasurer
                                        -3-
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                              EXHIBIT INDEX

Exhibit No.     Description                              Sequentially
                                                        Numbered Page
99.1            Press Release dated August 30, 1994          5

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